Exhibit 99.2

Focus Financial Partners Inc. Fourth Quarter & Full Year 2022 Earnings Release Supplement February 16 , 2023

2 Disclaimer Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the uncertainty with the possible transaction with Clayton, Dubilier & Rice, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense – net, and secondary offering expenses, if any . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, (iv) to evaluate the effectiveness of our business strategies, and (v) as a consideration in determining compensation for certain employees . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings and secondary offering expenses, if any . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes . The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27% . The actual effective income tax rate is the percentage of income tax after taking into consideration various tax deductions, credits and limitations . Among other things, periods of increased interest expense and limits on our ability to deduct interest expense may, in current or future periods, contribute to an actual effective income tax rate that is less than or greater than the pro forma income tax rate of 27% . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration and deferred cash consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for Focus LLC unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portions of contingent consideration and deferred cash consideration paid which are classified as operating cash flows under GAAP . The balances of such contingent consideration and deferred cash consideration are classified as investing or financing cash flows under GAAP ; therefore, we add back the amounts included in operating cash flows so that the full amount of contingent consideration and deferred cash consideration payments are treated consistently . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 3 Pages Key Investor Questions on Q4 2022 4 - 6 Selected Growth Trends 7 - 11 Fourth Quarter 2022 Recap 12 - 15 Full Year 2022 Recap 16 - 22 First Quarter 2023 Outlook 23 - 24 Credit Profile & Earnings Preference 25 - 31 Cash Flows 32 - 34 Appendix 35 - 39

Key Investor Questions on Q4 2022 4

Key Investor Questions on Q4 2022

FOCUS FINANCIAL PARTNERS

1 Why did you refinance your debt in Q4'22?

- Proactively addressed refinancing and duration risk, created further financial flexibility and increased liquidity to fund strong M&A pipeline
- Raised new First Lien Term Loan B – Tranche A ($1.76B) and a new delayed draw First Lien Term Loan A ($240M), and extended the maturity of our $650M revolver
- Strong credit profile supported by resilient business model, high cash flows and disciplined capital allocation framework

2 What are your sources of liquidity?

~$140M	~$860M	~$318M
Cash and cash equivalents on balance sheet [(1)]	Available Revolver capacity + undrawn First Lien Term Loan A[(1)]	LTM Cash Flow Available for Capital Allocation [(1,2)]

3 What is your outlook for your Net Leverage Ratio[(3)]?

4.19x	~4.30x	3.5x – 4.5x
Q4'22 Actual	Q1'23 Outlook	Target



4.00x
4.00x
3.85x
3.67x
3.89x
3.79x
3.54x
3.54x
3.85x
3.84x
3.90x
3.98x
4.19x
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

4 Has your M&A activity been impacted by market volatility?



25
18
7
38
24
14
24
19
5
11
10
1
2020
2021
2022
2023 to date (4)
New Partner Firms
Mergers

1. As of December 31, 2022.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
4. Includes closed and signed and pending close transactions.

5

Key Investor Questions on Q4 2022

FOCUS FINANCIAL PARTNERS

5 Has your organic growth been impacted by market volatility?

Revenue CAGR Since Inception[1,2]



Including Mergers
Excluding Mergers
7.7%
6.2% (3)
13.3%
15.2% (3)
10.5%
13.4% (3)
8.4%
8.6% (3,4)
Firms that have not completed a merger (27 firms)
Firms that have completed at least one merger (43 firms)
Entire portfolio of 70 partner firms
Entire portfolio of 70 partner firms
Median Revenue CAGR
Weighted Average Revenue CAGR

6 How much in earnings preference do you have from partner firm acquisitions since Q1 2019?

Cumulative New Partner Firms and Acquired Base Earnings[5] Since Q1 2019



Cumulative New Partner Firms
Cumulative Acquired Base Earnings
3 5 6 6 7 8 8 13 14 16 18 27 27 28 30 32 33
$12 $19 $35 $35 $38 $39 $39 $57 $58 $68 $79 $129 $129 $140 $148 $155 $157
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23*

**Q1 includes a new partner firm that has closed.*

7 How correlated were your Q4 revenues to the markets?

		(Market correlated revenues)	
28.0%	Non-market correlated	64.5%	Billed in advance
72.0%	Market correlated	35.5%	Billed in arrears

Highly diversified revenue stream

1. As of December 31, 2022.
2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 70 firms since inception that have been with us for at least 2 years as of December 31, 2022 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
3. The weightings are based on the December 31, 2022 LTM revenues of the respective partner firms.
4. Excluded the first full annual revenue from all the mergers made by our partner firm portfolio since joining Focus.
5. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

6

Selected Growth Trends 7

Wealth Management Fees Allocation ($ in millions (3) , % of Revenues) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Calculated as Adjusted EBITDA divided by revenues. 3. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues due to roundi ng. Strong and Sustained Revenue and Adjusted EBITDA Growth… 8 Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Adjusted EBITDA Margin (2) (% o f Revenues) Wealth management fees Other revenues $75.2 $80.6 $87.0 $1,286.1 $1,717.4 $2,056.3 2020 2021 2022 94.5% 95.5% 95.9% $1,361.3 $1,798.0 $2,143.3 2020 2021 2022 CAGR: 25.5% $321.8 $451.3 $537.5 2020 2021 2022 CAGR: 29.2% 23.6% 25.1% 25.1% 2020 2021 2022 Margin: +1.5%

… Drives Strong Bottom-Line Performance Enhanced by a Tax Efficient Structure

FOCUS® FINANCIAL PARTNERS

Adjusted Net Income ("ANI") Excluding Tax Adjustments[(1)]
($ in millions)



CAGR: 24.0%
$195.6
$278.7
$300.5
2020
2021
2022

Tax Adjustments[(2)]
($ in millions)



CAGR: 31.4%
$37.3
$46.8
$64.4
2020
2021
2022

ANI Excluding Tax Adjustments Per Share[(1)]



CAGR: 21.3%
$2.46
$3.36
$3.62
2020
2021
2022

Tax Adjustments Per Share[(1,2)]



CAGR: 28.0%
$0.47
$0.56
$0.77
2020
2021
2022

1. Non-GAAP financial measure. See Appendix for reconciliations.
2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

9

Our Organic Revenue Growth is Strong, Including and Excluding Mergers

- Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth.
- Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent.



Revenue CAGR Since Inception(1,2)
Including Mergers
Excluding Mergers
7.7%
6.2% (3)
13.3%
15.2% (3)
10.5%
13.4% (3)
8.4%
8.6% (3,4)
Firms that have not completed a merger (27 firms)
Firms that have completed at least one merger (43 firms)
Entire portfolio of 70 partner firms
Entire portfolio of 70 partner firms
Median Revenue CAGR
Weighted Average Revenue CAGR

70 partner firms[5] represented ~88% of our Q4 2022 LTM revenues

1. As of December 31, 2022.
2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 70 firms since inception that have been with us for at least 2 years as of December 31, 2022 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
3. The weightings are based on the December 31, 2022 LTM revenues of the respective partner firms.
4. Excluded the first full annual revenue from all the mergers made by our partner firm portfolio since joining Focus.
5. The 70 partner firms have been with Focus for a weighted average of ~8 years and a median period of ~6 years.

10

Our Average Organic Revenue Growth Rate Demonstrates Partner Firm Strength and Resiliency ▪ Over the last 16 quarters, our average organic growth rate has been 14.8% 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements o f operations for the entire periods presented. Focus believes these growth statistics are useful in that they present full - period revenue growth of partner firms on a ‘‘same s tore’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. 11 7.7% 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% 12.2% 28.8% 28.8% 26.6% 22.0% 15.0% 3.4% (3.5%) -10% -5% 0% 5% 10% 15% 20% 25% 30% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 14.8% Average: 14.8%

Fourth Quarter 2022 Recap 12

Solid Year - Over - Year Financial Performance but Higher Interest Expense Weighed on Adjusted Net Income Excluding Tax Adjustments (1) 13 Adjusted Net Income (“ANI”) Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Refer to footnote 2 on slide 9. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1,2) $523.9 $547.7 Q4 '21 Q4 '22 4.5% $129.0 $136.7 Q4 '21 Q4 '22 5.9% $78.9 $65.7 Q4 '21 Q4 '22 - 16.7% $13.4 $16.9 Q4 '21 Q4 '22 25.8% $0.94 $0.79 Q4 '21 Q4 '22 - 16.0% $0.16 $0.20 Q4 '21 Q4 '22 25.0%

Q4 2022 Financial Snapshot

FOCUS FINANCIAL PARTNERS

Revenues	▪ **Revenues:** $547.7 million, +4.5% year-over-year growth ▪ **Organic revenue growth rate:**[(1)] -3.5% year-over-year
Adjusted EBITDA	▪ **Adjusted EBITDA:**[(2)] $136.7 million, +5.9% year-over-year growth ▪ **Adjusted EBITDA margin:**[(3)] 25.0%, compared to 24.6% in prior year period
Net Income and Per Share Amounts	▪ **GAAP net income (loss):** ($1.4) million, compared to $14.9 million in Q4 2021 ▪ **GAAP basic and diluted income (loss) per share of Class A common stock:** $0.01 and ($0.07) ▪ **Adjusted Net Income Excluding Tax Adjustments:**[(2)] $65.7 million, -16.7% year-over-year ▪ **Tax Adjustments:**[(4)] $16.9 million, +25.8% year-over-year growth ▪ **Adjusted Net Income Excluding Tax Adjustments Per Share:**[(2)] $0.79, -16.0% year-over-year ▪ **Tax Adjustments Per Share:**[(2,4)] $0.20, +25.0% year-over-year growth
Net Leverage & Cash Flow	▪ **Net Leverage Ratio:**[(5)] 4.19x ▪ **Net cash provided by operating activities:** $288.6 million (LTM Q4 2022), -8.1% year-over-year ▪ **Cash Flow Available for Capital Allocation:**[(2)] $317.7 million (LTM Q4 2022), -0.7% year-over-year ▪ **Unamortized gross tax shield** at December 31, 2022 of $2.9+ billion ▪ **No Tax Receivable Agreement payments**

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.
5. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

14

We Have Multiple Sources of Revenue Diversification

Q4 2022 Revenues by Source



$23.0m,
4.2%
$524.7m,
95.8%
Wealth Management Fees
Other

- Holistic wealth management fees tied to team-based service model
- Not a commission or interest revenue based model

Q4 2022 Revenues by Region



$35.1m,
6.4%
$512.6m,
93.6%
Domestic
International

- International sources provide growing revenue diversification
- 9 partner firms across Australia, Canada, Switzerland, the UK and other jurisdictions, together with partner firm Connectus, are platforms for growth

Q4 2022 Revenues Correlated to Markets

Revenues Correlated to Markets



$153.4m,
28.0%
$394.3m,
72.0%
Correlated to Markets
Not Correlated to Markets

- Non-correlated revenues typically include fixed fees for investment advice, tax fees and family office type services
- Diversification reduces market risk to revenue stream

Billing Structure of Market-Correlated Revenues



$140.0m,
35.5%
$254.3m,
64.5%
Advance
Arrears

- Advance billing structure used by majority of partner firms gives high visibility into subsequent quarter
- Diversification of billing practices across partner firms is an embedded revenue hedge

15

Full Year 2022 Recap 16

Solid Year - Over - Year Financial Performance Reflects Resilient Business Model 17 Adjusted Net Income (“ANI”)Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Refer to footnote 2 on slide 9 . Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1) $1,798.0 $2,143.3 FY 2021 FY 2022 19.2% $451.3 $537.5 FY 2021 FY 2022 19.1% $278.7 $300.5 FY 2021 FY 2022 7.8% $46.8 $64.4 FY 2021 FY 2022 37.5% $3.36 $3.62 FY 2021 FY 2022 7.7% $0.56 $0.77 FY 2021 FY 2022 37.5%

Full Year 2022 Financial Snapshot

FOCUS FINANCIAL PARTNERS

Revenues	▪ **Revenues:** $2.14 billion, +19.2% year-over-year growth ▪ **Organic revenue growth rate:**(1) +8.5% year-over-year growth ▪ **Fee-based and recurring revenues:** 95%+ ▪ **Revenue attributable to 2022 partner firm closings:** $29.9 million
Adjusted EBITDA	▪ **Adjusted EBITDA:**(2) $537.5 million, +19.1% year-over-year growth ▪ **Adjusted EBITDA margin:**(3) 25.1% ▪ **Acquired Base Earnings:**(4) $26.6 million
Net Income and Per Share Amounts	▪ **GAAP Net Income:** $125.3 million, compared to $24.4 million in 2021 ▪ **GAAP basic and diluted income per share of Class A common stock:** $1.40 and $1.39 ▪ **Adjusted Net Income Excluding Tax Adjustments:**(2) $300.5 million, +7.8% year-over-year growth ▪ **Tax Adjustments:**(5) $64.4 million, +37.5% year-over-year growth ▪ **Adjusted Net Income Excluding Tax Adjustments Per Share:**(2) $3.62, +7.7% year-over-year growth ▪ **Tax Adjustments Per Share:**(2) $0.77, +37.5% year-over-year

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

18

Continuing a Trend of Strong M&A Volume 19 85+ Partner Firms (2) 275+ M&A Transactions Since 2006 (1) 5,800+ Partners and Employees (2) Annual M&A Transactions Since 2020 1. Includes closed and signed and pending close transactions. 2. As of December 31, 2022. (1) 7 14 5 1 18 24 19 10 25 38 24 11 2020 2021 2022 2023 to date New Partner Firms Mergers

With a Diverse Mix of Transactions 20 Transactions in 2022 U.S. 2 0 Switzerland 1 Canada 2 U.K. 1 U.S. RIA [27] Non - U.S. RIA [11] New Partner Firms Added in 2022 Partner Firms 5 Mergers 19 (1 Connectus)

We Increased our Footprint in Important Wealth Markets in the US and Internationally

FOCUS FINANCIAL PARTNERS

2022 Highlights

- 24 closed:
  - 5 new partner firms
  - 19 mergers, including 1 Connectus merger
- Acquired a new partner firm Octogone, strategically entering the attractive Switzerland market

Quarter	Type	Firm Name	Acquiring Partner Firm	Closing Date	Primary Office Location
Q4 2022	Partner Firm Acquisitions	1. FourThought Private Wealth		11/1/2022	Venice, FL
		2. Beaumont Financial Partners		11/14/2022	Needham, MA
	Mergers	1. Dental Wealth	Buckingham Strategic Wealth	10/1/2022	Bellevue, WA
		2. Johnson	Hill	10/1/2022	Brentwood, TN
		3. Beekman	Prime Quadrant	10/1/2022	New York, NY
		4. Strategic Capital Advisers	Transform Wealth	10/1/2022	Denver, CO
		5. Guidry	Summit Financial	10/25/2022	Metairie, LA
		6. Alpha Insurance	Ancora	11/1/2022	Westlake, OH
		7. Schur & Sugarman	Provident Financial Management	11/1/2022	Los Angeles, CA
Q3 2022	Partner Firm Acquisitions	1. Octogone Holding		7/1/2022	Geneva, Switzerland
		2. Icon Wealth Partners		8/1/2022	Houston, TX
	Mergers	1. Grecu Capital Management	Buckingham Strategic Wealth	7/1/2022	Bend, OR
		2. Bergman Investment Management	Buckingham Strategic Wealth	7/1/2022	San Mateo, CA
		3. Samson Wealth Management	XML	7/1/2022	Fort Washington, PA
		4. Ross Bennet Smith	NKSFB	7/1/2022	London, United Kingdom
		5. Parsons	Edge	8/26/2022	Dallas, TX
		6. Skinner	Cardinal Point	9/1/2022	Bahamas
		7. RT Mosaic	Cardinal Point	9/1/2022	Calgary, Canada
Q2 2022	Partner Firm Acquisitions	1. Azimuth Capital Management		4/1/2022	Bloomfield Hills, MI
	Mergers	1. Mid-Continent Capital	Connectus	4/1/2022	Chicago, IL
		2. Lumia Wealth	Buckingham Strategic Wealth	4/1/2022	Overland Park, KS
		3. Holloway Wealth Management	ARS Wealth Advisors	5/1/2022	Gainesville, FL
		4. Henry & Horne Wealth Management	InterOcean Capital	6/1/2022	Scottsdale, AZ
Q1 2022	Mergers	1. Harris, Saunders & Leach	The Colony Group	2/4/2022	Washington, DC

21

M&A Momentum is Continuing into 2023

FOCUS FINANCIAL PARTNERS

2023 YTD Highlights

- 11 closed or pending transactions:
  - 1 new partner firm
  - 10 mergers
- Significantly adding to expertise on alternative investments through the pending acquisition of Origin, which will substantially increase the footprint and scale of Kovitz's private real estate fund solutions for clients

Period	Type	Firm Name	Acquiring Partner Firm	Closing Date	Primary Office Location
Q1 2023	Partner Firm Acquisitions	1. Spectrum Wealth Management		**1/1/2023**	Indianapolis, IN
	Mergers	1. Clintsman Financial Planning	Buckingham Strategic Wealth	**1/1/2023**	Southlake, TX
		2. Davis & Seiley	HoyleCohen	**1/1/2023**	La Mesa, CA
		3. Regent	Bartlett	**1/1/2023**	Louisville, KY
		4. Convergent	Buckingham Strategic Wealth	**2/1/2023**	Plymouth Meeting, PA
		5. Cooper Lapman	The Colony Group	**2/1/2023**	Boston, MA
		6. Oxford	Buckingham Strategic Wealth	**2/1/2023**	Cincinnati, OH
		7. Origin	Kovitz	**Q1'23***	Chicago, IL
		8. Financial Partners Capital Management	GYL Financial Synergies	**Q1'23***	New York, NY
		9. Newman Schimel	Kovitz	**Q1'23***	Deerfield, IL
		10. Alliance Benefit Group Southwest	Sentinel	**Q1'23***	Albuquerque, NM

* Signed and pending close

22

23 First Quarter 2023 Outlook

Q1 2023 Outlook

FOCUS FINANCIAL PARTNERS

Revenues

- Estimated Q1 revenues of ~$560 to $570 million
- Estimated Q1 YOY organic revenue growth of 1% to 3%(1)
- Estimated Q1 revenue attributable to new partner firm closing: ~$1.2 million* and ~$5 million annualized
- Estimate for both Q1 revenue and YOY organic revenue growth excludes ~$7 million from Q4'22 revenues that will not repeat in Q1

**Relates to the closing of Spectrum on 1/1/23.*

Tax Adjustments & Other

- As of December 31, 2022, estimated next twelve months Tax Adjustments(5) of ~$67.8 million
- Q1 Tax Receivable Agreement payments of $9.6 million

Adjusted EBITDA (2)

- Estimated Q1 Adjusted EBITDA(2) margin(3) of ~24%#
- Estimated Q1 Adjusted EBITDA(2) attributable to new partner firm closings: ~$0.4 million*
- Estimated Annualized Acquired Base Earnings(4): ~$1.7 million*

#Excludes any expenses associated with the Clayton, Dubilier & Rice process
**Relates to the closing of Spectrum on 1/1/23.*

Net Leverage Ratio (6) and Cash Flow

- Estimated Net Leverage Ratio(6) ~4.30x
- Estimated cash earnout payments of ~$24 million in Q1
- Deferred cash consideration of ~$12.8 million in Q1
- Deferred cash consideration due by year(7):

2023	2024	2025	2026	2027	2028	2029
~$19.4M	~$21.9M	~$8.2M	-	~$4.7M	-	~$67.9M

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ''same store'' basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. See footnote 2 on slide 9 for additional information regarding Tax Adjustments. Based on a pro forma 27.0% tax rate.
6. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
7. Amounts in the below table represent the present value at December 31, 2022.

24

Credit Profile & Earnings Preference 25

Q4'22 Credit Refinancing Rationale

FOCUS FINANCIAL PARTNERS

- Proactively addressed refinancing and duration risk, created further financial flexibility and increased liquidity to fund strong M&A pipeline
- Closed our credit refinance and term loan raises in November 2022, amending and extending our debt maturities
- Created incremental financial flexibility with $240 million First Lien Term Loan A with 9 month delayed draw feature
- 101 soft call feature for 6 months on new First Lien Term Loan B – Tranche A gives us flexibility if markets continue to strengthen
- Strong credit profile supported by resilient business model, high cash flows and disciplined capital allocation framework
- Weighted average interest rate on funded borrowings of ~6.1% at December 31, 2022, vs. ~4.4% at September 30, 2022

Re-affirmed our commitment to our target Net Leverage Ratio[1] of 3.5x to 4.5x

1. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

26

Credit Overview and Interest Rate Sensitivity

FOCUS® FINANCIAL PARTNERS

Credit Overview *(as of December 31, 2022)*

	First Lien Term Loan B – Tranche A	First Lien Term Loan B – Tranche B	First Lien Term Loan A	First Lien Revolver
Amount	$1,755.6 million	$788.4 million	$20 million drawn of $240 million facility size with 9 month delayed draw	Undrawn; $650 million facility size
Maturity	June 2028	June 2028	November 2027	November 2027
Applicable Margin	SOFR + 325 bps on $905.6 million variable portion 0.53% + 325 bps on $850 million fixed via hedges 101 soft call feature for 6 months	SOFR + 250 bps	SOFR + 250 bps on drawn	SOFR + 225 bps on drawn with step downs based on Net Leverage Ratio [1] 50 bps on undrawn portion with step downs based on Net Leverage Ratio [1]
OID	98.25	99.25	98.5	Not Applicable
SOFR Floor	0.50%	0.50%	0.50%	0.00%
Amortization	1.00% / $17.6 million per annum	1.00% / $8.0 million per annum	When drawn 3/31/23 – 12/31/23: 1.0% 3/31/24 – 12/31/24: 2.0% 3/31/25 – 12/31/25: 2.0% 3/31/26 – 12/31/26: 5.0% 3/31/27 – 12/31/27: 7.5%	Not Applicable
Net Leverage Ratio[1] Covenant	6.25x			

Q4'22 Interest Expense Sensitivity to SOFR[2]

Actual Q4'22 Reported Interest Expense (including impact of hedges)	Pre-tax Impact to Q4'22 Interest Expense if 30-day SOFR was different by: -50 bps	Pre-tax Impact to Q4'22 Interest Expense if 30-day SOFR was different by: +50 bps
$35.9M	-$2.2M	+$2.2M

1. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). Net Leverage Ratio covenant is for the benefit of the First Lien Revolver and First Lien Term Loan A only.
2. Analysis shows the actual interest expense for Q4'22, inclusive of the Company's Term Loans, Revolver borrowings and the impact of the three cash flow hedges which effectively convert the SOFR variable interest rate on the first $850 million of Term Loan borrowings to a fixed weighted average interest rate of 53 basis points. The analysis then assumes that 30-day SOFR rates were either 50 bps lower or higher throughout the entire period.

27

Strong Credit and Liquidity Profile

FOCUS FINANCIAL PARTNERS

As of December 31, 2022:

Debt cost	~6.1% weighted average interest rate on funded borrowings
Duration risk	~5.5 years remaining to maturity for Term Loan B (June 2028) ~4.9 years remaining to maturity for Term Loan A (November 2027) ~4.9 years remaining to maturity for Revolver (November 2027)
Liquidity	~$140 million cash ~$640 million available Revolver capacity ~$220 million undrawn Term Loan A ~$318 million LTM Cash Flow Available for Capital Allocation(1)
Downside protection	95%+ fee-based and recurring revenues, variable management fees and earnings preference protect cash flows

1. Non-GAAP financial measure. See Appendix for reconciliations.

28

Earnings Preference Provides Strong Downside Earnings Protection

FOCUS FINANCIAL PARTNERS

- Reflects one-quarter impact to revenues and Covenant EBITDA(1)(2)
- Assumes all other revenue sources and expenses remain unchanged except for management fees
- In the event of a multi-quarter downturn
  - Partner firms would further reduce their cost structure
  - M&A activity would moderate
  - Cash flow would be available for debt repayment
- Significant headroom on covenant
  - Q4 Covenant EBITDA-LTM(2) would need to drop to $387.9 million, or decline by 33%, to reach 6.25x net leverage ratio covenant

		Sensitivity Analysis (Illustrative Only)	
Equity market decline		**(20)%**	**(40)%**
Assumed Client Portfolio Allocation to Equities		50%	50%
Decline in market-correlated revenues(1)		**(10)%**	**(20)%**
($ in millions)	**Reported**		
Q4'22 Market-Correlated Revenues	$ 394.3	$ 354.9	$ 315.4
Q4'22 Non-Correlated Revenues	$ 153.4	$ 153.4	$ 153.4
Total Revenue - Q4'22	$ 547.7	$ 508.3	$ 468.8
Covenant EBITDA(2) - LTM	$ 578.4	$ 558.0	$ 538.2
Net Debt(3)	$ 2,424.2	$ 2,424.2	$ 2,424.2
Net Leverage Ratio(2)	4.19x	4.34x	4.50x
Change from Q4 Reported		**0.15x**	**0.31x**

1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical change in Q4 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as "Covenant EBITDA."
3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

29

Supported by Substantial Acquired Base Earnings (1) 30 *Q1 includes a new partner firm that has closed. 1. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is eq ual to our preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Ea rni ngs. Base Earnings may change in future periods for various business or contractual matters. 3 5 6 6 7 8 8 13 14 16 18 27 ($ in Millions) Cumulative New Partner Firms Cumulative Acquired Base Earnings Cumulative New Partner Firms and Acquired Base Earnings (1) Since Q1 2019 27 28 30 $12 $19 $35 $35 $38 $39 $39 $57 $58 $68 $79 $129 $129 $140 $148 $155 $157 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23* 32 33

Structural Protections in Our Financial Model (Illustration)

FOCUS FINANCIAL PARTNERS

Earnings Preference Provides Downside Protection

		Base Case	+10% Revenues	-10% Revenues
At Time of Deal	Revenues	$5,000	$5,500	$4,500
	Operating Expenses (excl. management fees)	-$2,000	-$2,000	-$2,000
	Earnings Before Partner Compensation ("EBPC") [(1)]	**$3,000**	$3,500	$2,500
	Focus Acquired Base Earnings [(1)] → Split	50%	50%	50%
	To Focus	**$1,500**	**$1,750**	**$1,500**
	To Management Company (as Management Fee) [(1)]	$1,500	$1,750	$1,000
	Management Fee as % of Revenue	30%	32%	22%

For Firms Above Target Earnings, Split Mitigates Downside Financial Impact to Focus

		Base Case	+10% Revenues	-10% Revenues
Firm Has Grown Above Target Earnings	Revenues	$10,000	$11,000	$9,000
	Operating Expenses (excl. management fees)	-$3,500	-$3,500	-$3,500
	Earnings Before Partner Compensation ("EBPC")	$6,500	$7,500	$5,500
	Original Target EBPC at Time of Deal	$3,000	$3,000	$3,000
	Current EBPC Above Target	$3,500	$4,500	$2,500
	To Focus			
	Preference On Original EBPC at Time of Deal (50%)	$1,500	$1,500	$1,500
	Split on Excess Above Target (50%)	$1,750	$2,250	$1,250
		$3,250	**$3,750**	**$2,750**
	To Management Company (as Management Fee) [(1)]			
	Original EBPC at Time of Deal (50%)	$1,500	$1,500	$1,500
	Split on Excess Above Target (50%)	$1,750	$2,250	$1,250
		$3,250	$3,750	$2,750
	Management Fee as % of Revenue	33%	34%	31%

1. The terms of our management agreements entitle the management companies to management fees typically consisting of all Earnings Before Partner Compensation ("EBPC") in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. Management fees growth represents the period-over-period growth in GAAP management fees earned by management companies. While an expense, we believe that growth in management fees reflect the strength of the partnership.

31

Cash Flows 32

Q1 2023 Supplemental Cash Flow Disclosures Resilient Cash Flows Despite Market Volatility As % of Adjusted EBITDA (1) 71% 59% Cash Flow Snapshot ▪ Q1 2023 estimated cash earnouts of ~$24 million ▪ $9.6 million Tax Receivable Agreements (“TRA”) payments in Q1 2023 ▪ Q1 2023 required term loan amortization of ~$6.5 million ▪ Based on the terms of our Credit Facility, no excess cash flow payments required in 2023 ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Net cash provided by operating activities for the three months ended March 31, 2021 and 2022, respectively, include cash outf low s related to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10 - K. 33 - 8.1% (1) - 0.7% Cash Flow Trend ($ in millions) $313.9 $319.9 $288.6 $317.7 Net cash provided by operating activities Cash Flow Available for Capital Allocation Q4 '21 LTM Q4 '22 LTM $242.1 $298.9 $310.7 $313.9 $275.1 $291.3 $306.4 $288.6 $219.9 $266.0 $299.7 $319.9 $299.6 $323.2 $345.8 $317.7 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 LTM Cash Flows From Operating Activities LTM Cash Flow Available For Capital Allocation (2) (2) (1)

Over $2.9 Billion Tax Shield Created by Tax Efficient Transaction Structure 34 $251 $250 $2,421 $68 $68 $654 2023 2024 2025 & Thereafter Future Amortization of Gross Tax Shield Estimated Tax Benefit Focus generally acquires intangible assets which generate tax shields (1) ($ in millions) 1. Focus partner firms typically have limited tangible assets on acquisition date. Focus typically purchases customer lists, man age ment contracts and goodwill. Consideration is typically paid in cash. Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows. Each tax shield is amortized over 15 years (as required under Internal Revenue Code Section 197). 2. As of December 31, 2022. 3. Based on 27% pro forma tax rate. 4. Based on assumed 8% discount rate. 5. Based on Q4 2022 Adjusted Shares Outstanding. See Appendix for reconciliation of number of shares. $2.9+ billion cumulative unamortized gross tax shield (1,2) ~$789 million economic benefit (3) ~$6.15 per share (4,5) ~$512 million net present value (4) Incremental acquisitions & earnout payments will drive new tax shields in the future.

Appendix 35

Net Income (Loss) to Adjusted EBITDA Reconciliation 1. Relates to offering expenses associated with the March 2021 and June 2021 secondary offerings. 36 ($ in thousands) 2020 2021 2022 Dec. 31, 2021 Dec. 31, 2022 Net income (loss) 48,965$ 24,440$ 125,278$ 14,935$ (1,411)$ Interest income (453) (422) (791) (112) (645) Interest expense 41,658 55,001 99,887 17,108 35,888 Income tax expense (benefit) 20,660 20,082 53,077 14,044 (6,888) Amortization of debt financing costs 2,909 3,958 3,999 1,102 1,000 Intangible amortization 147,783 187,848 261,842 54,807 69,586 Depreciation and other amortization 12,451 14,625 15,281 3,790 3,827 Non-cash equity compensation expense 22,285 31,602 30,453 7,033 8,263 Non-cash changes in fair value of estimated contingent consideration 19,197 112,416 (64,747) 16,175 17,703 Loss on extinguishment of borrowings 6,094 — 1,807 — 1,807 Other expense - net 214 337 11,370 118 7,536 Secondary offering expenses (1) — 1,409 — — — Adjusted EBITDA 321,763$ 451,296$ 537,456$ 129,000$ 136,666$ Three months ended

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

($ in thousands, except share and per share data)	2020	2021	2022	Three months ended Dec. 31, 2021	Three months ended Dec. 31, 2022
Net income (loss)	$ 48,965	$ 24,440	$ 125,278	$ 14,935	$ (1,411)
Income tax expense (benefit)	20,660	20,082	53,077	14,044	(6,888)
Amortization of debt financing costs	2,909	3,958	3,999	1,102	1,000
Intangible amortization	147,783	187,848	261,842	54,807	69,586
Non-cash equity compensation expense	22,285	31,602	30,453	7,033	8,263
Non-cash changes in fair value of estimated contingent consideration	19,197	112,416	(64,747)	16,175	17,703
Loss on extinguishment of borrowings	6,094	—	1,807	—	1,807
Secondary offering expenses (1)	—	1,409	—	—	—
Subtotal	267,893	381,755	411,709	108,096	90,060
Pro forma income tax expense (27%) (2)	(72,331)	(103,074)	(111,161)	(29,185)	(24,316)
Adjusted Net Income Excluding Tax Adjustments	$ 195,562	$ 278,681	$ 300,548	$ 78,911	$ 65,744
Tax Adjustments (2) (3)	$ 37,254	$ 46,805	$ 64,359	$ 13,440	$ 16,905
Adjusted Net Income Excluding Tax Adjustments Per Share	$ 2.46	$ 3.36	$ 3.62	$ 0.94	$ 0.79
Tax Adjustments Per Share (3)	$ 0.47	$ 0.56	$ 0.77	$ 0.16	$ 0.20
Adjusted Shares Outstanding	79,397,568	82,893,928	83,093,073	83,575,753	83,210,551
Calculation of Adjusted Shares Outstanding:					
Weighted average shares of Class A common stock outstanding—basic (4)	48,678,584	57,317,477	65,552,592	61,290,333	65,883,284
Adjustments:					
Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (5)	118,029	513,674	257,623	649,401	165,930
Weighted average Focus LLC common units outstanding (6)	21,461,080	15,200,900	11,857,164	12,046,461	11,731,666
Weighted average Focus LLC restricted common units outstanding (7)	5,005	73,983	199,495	81,726	217,913
Weighted average common unit equivalent of Focus LLC incentive units outstanding (8)	9,134,870	9,787,894	5,226,199	9,507,832	5,211,758
Adjusted Shares Outstanding	79,397,568	82,893,928	83,093,073	83,575,753	83,210,551

**** Refer to the following pages for footnotes***

37

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

FOCUS FINANCIAL PARTNERS

** These footnotes refer to the tables on the previous page.*

1. Relates to offering expenses associated with the March 2021 and June 2021 secondary offerings.
2. The pro forma income tax rate of 27% reflects the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes. The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27%. The actual effective income tax rate is the percentage of income tax after taking into consideration various tax deductions, credits and limitations. Among other things, periods of increased interest expense and limits on our ability to deduct interest expense may, in current or future periods, contribute to an actual effective income tax rate that is less than or greater than the pro forma income tax rate of 27%.
3. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis. As of December 31, 2022, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $67.8 million.
4. Represents our GAAP weighted average Class A common stock outstanding – basic.
5. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calculated under the treasury stock method.
6. Assumes that 100% of the Focus LLC common units, including contingently issuable Focus LLC common units, if any, were exchanged for Class A common stock.
7. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock.
8. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock.

38

Reconciliation of Cash Flow Available for Capital Allocation

FOCUS FINANCIAL PARTNERS

($ in thousands)	Three months ended June 30, 2020	Sept. 30, 2020	Dec. 31, 2020	Mar. 31, 2021 (4)	June 30, 2021
Net cash provided by operating activities	$ 60,996	$ 74,089	$ 72,894	$ 34,128	$ 117,832
Purchase of fixed assets	(2,759)	(6,744)	(6,658)	(2,835)	(1,483)
Distributions for unitholders	(3,076)	(8,122)	(6,692)	(9,055)	(10,053)
Payments under tax receivable agreements	—	—	—	(4,112)	(311)
Adjusted Free Cash Flow	$ 55,161	$ 59,223	$ 59,544	$ 18,126	$ 105,985
Portion of contingent consideration paid included in operating activities (1)	16,369	3,806	2,394	5,276	11,605
Portion of deferred acquisition consideration paid included in operating activities (2)	—	—	—	—	—
Cash Flow Available for Capital Allocation (3)	$ 71,530	$ 63,029	$ 61,938	$ 23,402	$ 117,590

($ in thousands)	Three months ended Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022 (4)	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Trailing 4-Quarters ended Dec. 31, 2021	Dec. 31, 2022
Net cash provided by operating activities	$ 85,888	$ 76,070	$ (4,642)	$ 133,934	$ 101,024	$ 58,283	$ 313,918	$ 288,599
Purchase of fixed assets	(2,242)	(4,458)	(3,232)	(3,197)	(6,723)	(7,865)	(11,018)	(21,017)
Distributions for unitholders	(7,283)	(5,920)	(8,209)	(7,747)	(4,563)	(2,465)	(32,311)	(22,984)
Payments under tax receivable agreements	—	—	(3,856)	—	—	—	(4,423)	(3,856)
Adjusted Free Cash Flow	$ 76,363	$ 65,692	$ (19,939)	$ 122,990	$ 89,738	$ 47,953	$ 266,166	$ 240,742
Portion of contingent consideration paid included in operating activities (1)	20,415	16,439	23,049	18,202	29,571	6,093	53,735	76,915
Portion of deferred acquisition consideration paid included in operating activities (2)	—	—	—	—	16	—	—	16
Cash Flow Available for Capital Allocation (3)	$ 96,778	$ 82,131	$ 3,110	$ 141,192	$ 119,325	$ 54,046	$ 319,901	$ 317,673

1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP (with the balance reflected in investing or financing cash outflows) and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
2. A portion of deferred cash consideration paid is classified as operating cash outflows in accordance with GAAP (with the balance reflected in financing cash outflows) and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
3. Cash Flow Available for Capital Allocation excludes all contingent consideration and deferred cash consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.
4. Net cash provided by operating activities for the three months ended March 31, 2021 and 2022, respectively, include cash outflows related to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10-K.

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